--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 2004


                     --------------------------------------


                          HYPERFEED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-13093                   36-3131704
(State or other jurisdiction        (Commission                (I.R.S Employer
      of incorporation)             File Number)             Identification No.)

                        300 South Wacker Drive, Suite 300
                             Chicago, Illinois 60606
                    (Address of principal executive offices)



                                 (312) 913-2800
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report.)

--------------------------------------------------------------------------------

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

                  Number            Exhibit
                  ------            -------

                  99.1              Press Release dated March 10, 2004.

Item 12.          Results of Operations and Financial Condition

     On March 10, 2004, HyperFeed Technologies, Inc. (the "Company") issued a press release announcing its financial results for the year ended December 31, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    HYPERFEED TECHNOLOGIES, INC.



Date:  March 17, 2004                               By   /s/ PAUL PLUSCHKELL
                                                         -------------------
                                                         Paul Pluschkell
                                                         President and
                                                         Chief Executive Officer


                                       3